UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3rd, 2021

COMMUNITY REDEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Oklahoma	333-208814	85-2629422
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

20295 29th Place, #200,

Aventura, Fla 33421

(Address of principal executive offices and Zip Code)

866 692-6847

(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 26th, 2021, the Board of Directors of the Company adopted an Amendment to its Articles changing the name of the Corporation to Community Redevelopment Corp., the Company additionally Amended its Articles to effectuate a 100:1 Reverse Stock Split; and on August 3rd, 2021, FINRA gave final approval for these corporate actions, which become effective August 4th, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 3rd, 2021	COMMUNITY REDEVELOPMENT CORP.

	By:	/s/ Charles Arnold
	Name:	Charles Arnold
	Title:	Chief Executive Officer

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